Exhibit 99.2

Welcome to the
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First Priority Financial Corp
Annual Shareholders’ Meeting
May 6th, 2014

Safe Harbor Regarding Forward Looking Statements
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This presentation contains certain forward-looking information about First Priority Financial Corp. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “projects,” “predicts,” “intends,” “seeks,” “will,” “may,” “should,” “would,” “continues,” “hope” and similar expressions, or the negative of these terms. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value, and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause First Priority Financial Corp.’s actual results to differ materially from those anticipated events.
Factors, risks, uncertainties, and contingencies that may cause actual results to differ from those anticipated include, but are not limited to, the following: the strength of the United States economy in general and the strength of the regional and local economies in which First Priority conducts operations; the effects of changing economic conditions in First Priority’s market areas and nationally; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; changes in federal and state banking, insurance, and investment laws and regulations which could impact First Priority’s operations; inflation, interest rate, market, and monetary fluctuations; First Priority’s timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers; the impact of changes in financial services policies, laws, and regulations, and the impact of changes in and interpretations of generally accepted accounting principles; the occurrence of adverse changes in the securities markets; the effects of changes in technology or in consumer spending and savings habits; armed conflicts involving the United States; regulatory or judicial proceedings; changes in asset quality; and First Priority’s success in managing the risks involved in the foregoing.
You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation.
May 6th, 2014
FPFC Annual Shareholder Meeting 2

A Changing Industry
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Regulatory Oversight / Impact
Technology and Delivery Platform / Declining Bank Branches
Valuation Factors
Earnings
Size / Relevance
Capital Strength
Asset Quality
Tangible Book Value
Consolidation
May 6th, 2014 FPFC Annual Shareholder Meeting 3

Timeline of Change
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Feb. 28,2013 Completed merger of Affinity Bank into FPFC
Aug. 26, 2013 Customer / systems conversion completed
Sept. 30, 2013 Merger costs / cost-saves achieved
Jan.1, 2014 Began branding with FPB name
Mar. 1, 2014 Introduced full-featured Mobile Banking
May 5, 2014 Affinity signage conversion begins
May, 2014 Branding and advertising program underway
May 6th, 2014
FPFC Annual Shareholder Meeting 4

Branding and Advertising
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New Mobile App…
bank anytime,
anywhere!
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First Priority Bank
Smart money banks here.®
FIVE OFFICES IN BERKS COUNTY
FPBK.com
Member
FDIC
May 6th, 2014 FPFC Annual Shareholder Meeting 5

Technology Supported Services & Mobile Banking
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Cash Management Services
Introduced: 2007
No. of companies: 430
Remote Deposit Capture (commercial only)
Introduced: 2007
No. of companies: 147
TX Volume in 2013 : 137,000 items -- in excess of $380MM
Mobile Banking, including “Mobile Deposit” (consumer & commercial)
Introduced: 2014
Enrolled users: 110
2013 Total annualized revenues from our Cash Management and
Technology Services exceeded of $315,000
May 6th, 2014 FPFC Annual Shareholder Meeting 6

Valuation Factors
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Earnings
Size / Relevance
Capital Strength
Asset Quality
Tangible Book Value
May 6th, 2014 FPFC Annual Shareholder Meeting 7

Financial Highlights
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Operating Results
Unaudited (In thousands, except per share data)
Q113 Q213 Q313 Q413 Q114 Last 12 Months
Income before merger related costs and taxes $149 $468 $411 $735 $610 $2,224
Merger related costs 797 413 324 - 737
Income taxes - - - 33 9 42
Net Income (loss) ($648) $55 $87 $702 $601 $1,445
Earnings (loss) per common share ($0.18) ($0.01) ($0.01) $0.09 $0.07 $0.14
May 6th, 2014
FPFC Annual Shareholder Meeting

Financial Highlights
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Balance Sheet Overview
Unaudited (In thousands)
3/31/13 12/31/13 3/31/14
Selected Period End Balance Sheet Items
Total assets $442,696 $446,088 $430,951
Total loans $331,393 $335,737 $340,083
Total deposits $358,442 $357,420 $346,540
Total shareholders’ equity $43,656 $42,392 $43,562
Selected Asset Quality Balances
Non-performing assets $8,402 $5,265 $4,662
Selected Asset Quality Ratios
Non-performing assets as a percentage of total assets 1.90% 1.18% 1.08%
Adjusted texas ratio (1) 29.13% 15.05% 12.98%
(1) NPA’s (including TDRs) as a % of Tangible Capital + ALLL
May 6th, 2014
FPFC Annual Shareholder Meeting

Financial Highlights
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Capital Overview
Unaudited
3/31/13 12/31/13 3/31/14
Equity to assets 9.86% 9.50% 10.11%
First Priority Bank - total risk based capital ratio 13.34% 12.90% 12.91%
First Priority Bank - tier 1 leverage ratio 12.16% 9.48% 9.64%
Tangible common equity to tangible assets 7.16% 6.72% 7.24%
Book value per common share $5.41 $5.12 $5.30
Tangible book value per common share $4.97 $4.62 $4.81
May 6th, 2014
FPFC Annual Shareholder Meeting

Equity and Book Value
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March 31, 2014
Tangible Book Value per Common Share: $4.81
Unrealized loss in AFS portfolio: .10
Per-share value of unrecognized tax asset (DTA): .81
May 6th, 2014
FPFC Annual Shareholder Meeting

Objectives - 2014
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Increase growth in earnings and earnings per share
Maintain strong capital, asset quality and core deposit base
Enhance our brand
Grow the company and the customer base
Begin refinancing preferred stock and list common stock
Build Book Value
May 6th, 2014
FPFC Annual Shareholder Meeting

Mission
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First Priority Bank is a full service commercial banking company that provides a complete range of banking and personal financial services and solutions for individuals and businesses. The Bank is a relationship driven organization that provides a highly attentive and focused concierge level of service delivered with the highest level of integrity.
First Priority Financial Corp seeks to provide superior value for investors by achieving strong and increasing returns in operating performance while maintaining a safe, strong and sound financial position.
May 14th, 2013
FPFC Annual Shareholder Meeting

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First Priority Financial Corp
Annual Shareholders’ Meeting
May 6th, 2014